                                                                   Exhibit 10.26

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[****]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.

                             America West Airlines

                             CONSOLIDATOR AGREEMENT

This Agreement is made January 1, 2001, between America West Airlines Inc., a Delaware corporation at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034 (herein "America West") and Cheap Tickets Inc., a Hawaii corporation at 1440 Kapiolani Boulevard, Suite 800, Honolulu, Hawaii 96814 (herein "Customer"). The parties agree to the following mutual covenants:

1.  FARES:

    a)  This Agreement is valid for use by Cheap Tickets, Inc.

    b) Seats sold will be at specific fare levels in markets specified by America West and under the conditions stated in Attachments A and B herein.

    c) The net fares offered in conjunction with this Agreement shall be applicable for travel wholly over the services of America West and America West Express as specified in Attachment A; all other codeshare flights are not applicable. Net fares are provided in Consolidator Fares schedules per previous and/or future fare distributions.

    d) Net fares are subject to change at the sole discretion of America West. Written notice shall be provided to Customer not less than five (5) business days prior to the effective ticketing date of any net-fare change, or two (2) business days for electronically filed fares. Customer agrees that all tickets issued as of the effective date of any net-fare change shall reflect the applicable fares of such fare change. Customer agrees to sign and return the confirmation page of all Bulk Fare Advisories, thereby signifying acceptance of all terms, conditions and fares contained in said advisory. Failure to sign and return confirmation does not release Customer from adherence to any revisions made on such advisories.

    e)  Fares do not include the following:  U.S. transportation or
                 ---
        international taxes, fuel surcharges, passenger facility charges, and/or other city/governmental surcharges.

2.  Payment/Reporting:

    Customer agrees to issue tickets on standard industry ticket stock. In accordance with ARC policies and procedures, tickets will be reported and funds due for tickets will be remitted through ARC each week. Invoices for other than ticket sales shall be due and payable within fifteen (15) days from the date of invoice and shall not be subject to any offset or deduction for any purpose.

Page 1 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.

3.  Advertising:

    Customer agrees not to use the America West trade name, service marks, logos, emblems, symbols or other brand identifiers in any advertising, promotional material, brochures, facsimiles, printed matter, signs or Internet sites without the prior review and written approval of such material by America West.

4.  Internet:

    If Customer utilizes an Internet site to facilitate the sale of America West seats, Customer agrees to the following:

    a) A complete list of all Internet addresses connected to the sale of America West seats will be provided to America West within ten (10) business days of submission of this signed Agreement. Any additions, deletions or corrections to this list must be communicated to America West within ten (10) business days of said additions, deletions or corrections. Communication must be made via electronic mail to sp&a@americawest.com.

    b) Customer agrees to provide monthly reports listing the number of America West tickets sold via the Internet and the grand total of America West ticket sales (Internet sales plus all other sales). Reports must be received by America West by the 10th business day of each month, with totals representing the previous month's ticket sales. The report must be sent via electronic mail to sp&a@americawest.com.

    c) If an Internet site contains restricted pages that are used to facilitate business, Customer agrees to provide America West with passwords necessary to gain access to restricted pages.

5.  Contract Noncompliance:

    a) America West is entitled to receive compensation for the full value of the coach fare in the event that inventory sold is not ticketed or released in accordance with this Agreement, including Attachments A and B.

    b) Compensation due America West will be invoiced to Customer due and payable fifteen (15) business days after notification.

    c) Noncompliance with booking and/or ticketing procedures set forth in this Agreement and its Attachments will result in a debit memo to Customer. Noncompliance includes but is not limited to reservations booked and/or ticketed in the wrong class of service, wrong fare, individual bookings that qualify as a group, and/or booking published fares without ticketing in accordance with tariff rules. Customer will be responsible for noncompliance. America West will issue debit memos to recover CRS fees and full-ticket value of noncompliant bookings/tickets.

Page 2 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.

6.  Default:

    In the event Customer fails to make payment as required by this Agreement, America West shall provide written notice to Customer to cure such default within five (5) business days from the date of such notice. In the event such non-payment is not cured within said five (5) days, this Agreement shall be terminated immediately. If Customer fails to perform any other terms of this Agreement and is in default thereof, this Agreement may be terminated after thirty (30) days written notice of those matters in default and the failure of Customer to cure such default. America West shall be free to pursue all legal and equitable remedies available for any default.

7.  Terms and Termination:

    a) The term of this Agreement is from January 1, 2001, through December 31, 2001, with all travel completed forty-five (45) days after the Agreement expires. Either party may terminate this Agreement without cause by giving not less than thirty (30) days prior written notice of the intention to do so. Such termination shall not relieve either party from payment of amounts currently due and owing.

    b) Should Customer fail to perform its duties as outlined in this Agreement, and such default continues after thirty (30) days written notice to correct such default, America West may terminate this Agreement without further notice.

8.  Lost Tickets:

    When a passenger loses his/her America West ticket, the passenger may purchase a replacement ticket for the portion lost and will be refunded the price of the replacement ticket, minus the applicable fee, provided the itinerary (flight number, travel date, city) of the replacement ticket is exactly the same as the lost ticket. If a replacement ticket is not
    -------
    purchased for the exact itinerary, no refund will be made.
                      -----

9.  Commission:

    Attachment B herein represents the only commission program for which Customer is eligible. Customer shall be entitled to a commission on applicable published fares in specified markets for individual travel per
               ---------
    Attachment B. All published-fare commissions must be taken at point of sale. Net fares offered under this agreement are not eligible for commission. ARC ticketing locations included under this agreement shall not be eligible for further override commission or soft dollar incentives.

10. Confidentiality:

    All terms and conditions of this Agreement are strictly confidential. Any breach of confidentiality; duplication of the Agreement, its Attachments, Bulk Fare Advisories and/or Consolidator Fare schedules; use or disclosure of this Agreement in whole or in part for any purpose shall immediately render this Agreement null and void and subject to immediate cancellation at the option of America West.

Page 3 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.

11.  Entire Agreement:

     This Agreement represents the entire understanding between the parties. No waiver, alteration or modification of any of the provisions herein shall be binding unless in writing and signed by and authorized agent or representative of the parties.

12.  Assignment and Binding Effect:

     The provisions of this Agreement shall be binding upon any successor to either of the parties, but shall not be assignable by Customer.

13.  Attorney Fees:

     In the event action is necessary to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorney fees and costs.

14.  Applicable Law:

     The laws of the State of Arizona shall govern this Agreement.

15.  Authorized Ticketing Locations:

     Tickets issued under this Agreement may be issued only through designated ticketing locations as shown on Attachment C. Customer agrees to provide written notice of any changes, additions or deletions to designated ticketing locations upon not less than ten (10) days prior written notice to America West via electronic mail to sp&a@americawest.com. If e-mail is not available, changes should be sent to the following postal address:

                             America West Airlines
                     Off-Tariff Contracts, Mail Code CH-SPA
                         4000 East Sky Harbor Boulevard
                            Phoenix, Arizona  85034

Page 4 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.

     All ARC lists, changes and additions submitted must include the following information: The complete eight-digit ARC number, agency name, address and phone number. If the number of ARC locations exceeds ten (10), Customer agrees to provide ARC numbers via electronic mail or floppy diskette (IBM compatible) in MS Excel format.

Cheap Tickets, Inc.                    America West Airlines, Inc.

By: /s/ Michael Hartley                By: /s/ Ron L. Cole
    ------------------------------         ------------------------------
    Michael Hartley                        Ron L. Cole,
    President & CEO                        Vice President, Sales

Date: 12-18-00                         Date:
      ----------------------------           ----------------------------

                                       Initials:  _________  __________
                                                             T. Christ

Page 5 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.

                        ATTACHMENT A -- NET FARE PROGRAM
                        --------------------------------

PROGRAM TITLE:               Cheap Tickets, Inc.
-------------
Address:                     1440 Kapiolani Boulevard, Suite 800
                             Honolulu, Hawaii  96814

ARC Number(s):               See Attachment C

Automation System(s):        Sabre

Contact:                     Michael Hartley

Phone:                       (808) 945-7439

Fax:                         (808) 945-0610

E-mail:                      mhartley@cheaptickets.com

Internet site:               www.cheaptickets.com

RESERVATIONS:                Booked by Customer only, through automation.  Bookings made
------------                 [****] are permitted with [****].

Booking Class:               Day:  V class / Night KN class

Groups:                      Not Permitted.

OSI Entries:                 3 OSI HP CTCT (808) 945-7439 CHEAP TICKETS
                             3 OSI HP CHANGES THROUGH CONSOLIDATOR ONLY
                             3 OSI HP FLIGHTFUND CREDIT NOT PERMITTED
                             3 OSI HP TKNA 401 xxxx xxx xxx

TICKET INFORMATION:
------------------

Changes:                     [****] non-commissionable fee per ticket.  Ticket reissuance by
                             Customer only, prior to original travel date only.  Changes to name, origin or destination are not permitted.  Once travel has commenced, changes to return are not permitted (standby travel only).  Standby travel is permitted on night flights only, within
                             30 days of original travel date.  Tickets are not valid after thirty (30) days from original travel date.

Fares:                       As listed on Consolidator Fare list.  All net fares are subject to change with five (5) business days notice or two (2) days for electronically filed fares.

                             Fares are net, non-commissionable.

                             Fares do not include taxes or surcharges.
                                      ---

                             Net fares are subject to change until ticketed.

                             When LAX-CMH nonstop night service is used for LAX to East Coast, the night fare may be used when the connecting flight out of CMH departs at or before 10 a.m.  Applicable East Coast cities are
                             BDL, BOS, BWI, DCA, EWR, LGA, MDW, ORD, PHL.

Page 6 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.

                           ------------------------------------------------------------------------------
Fare Basis Codes:                                          FARE BASIS CODES
                           ------------------------------------------------------------------------------
                                                         Day                      Night
                                   Fare Type           Off-Peak     Day Peak     Off-Peak     Night Peak
                           ------------------------------------------------------------------------------
                             HIGH Season One-Way       VHO3CNO      VHP3CNO      KNHO2CNO     KNHP2CNO
                           ------------------------------------------------------------------------------
                             HIGH Season Roundtrip     VHO3CN       VHP3CN       KNHO2CN      KNHP2CN
                           ------------------------------------------------------------------------------
                             LOW Season One-Way        VO3CNO       VP3CNO       KNO2CNO      KNP2CNO
                           ------------------------------------------------------------------------------
                             LOW Season Roundtrip      VO3CN        VP3CN        KNO2CN       KNP2CN
                           ------------------------------------------------------------------------------

IT Code:                     ITLPCTI (must appear in tour code box)

Restrictions:                Tickets are nontransferable and nonrefundable, with the exception of death of the passenger (properly documented).

Ticketing Agency:            Cheap Tickets, Inc.

Ticket Time Limit:           All tickets must be issued [****].

Ticket Entries:              1.  Base net fare, tax and total on auditor's coupon only.
                                                                 ---------------------

                             2.  Flight coupons shall show zero (0) or BULK plus applicable XF charges.

                             3.  Not valid before date of travel.

                             4.  Not valid after thirty (30) days from original travel date.
PROGRAM SPECIFICS:
-----------------

Days/Travel:                 Off-Peak [****]
                             (both directions).

                             Peak [****].

Flight Fund:                 Not permitted on net fares; permitted on published fares only.
                             Net fares must include the following PNR entry:
                             3GRPS/HPNN1 TCP1 CHEAP TICKETS

Markets:                     Systemwide (consolidator) Domestic, Mexico and ANC

[****]                       [****]


[****]                       [****]


Open Jaw                     Permitted

Open Returns                 Not Permitted

PTA/TBM:                     Not Permitted

Routing:                     Published America West and America West Express routings only.
                             All other codeshare flights are not applicable.

Rule 240:                    Permitted

[****]                       [****]

Stopover:                    Not Permitted

Waitlists:                   Not Permitted

[****] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Page 7 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.

       ATTACHMENT B -- COMMISSION ON PUBLISHED FARES (Individual Travel)
       -----------------------------------------------------------------

RESERVATIONS:
------------

Booking Class:               Applicable published fare type

Groups:                      Not permitted

Reservations:                Booked by Customer only

TICKET INFORMATION:
------------------

Applicable Fares:            America West published fares in effect at the time of ticketing and according to the tariff rules of that published fare (except as stated below).  See "Restrictions" below.

                             Disclaimer:  Certain short-term, introductory or other published
                             ----------
                             promotional fares specifically prohibiting additional discounts do not apply.

                             Restrictions:
                             ------------

                             1.  Companion fares do not apply

                             2.  Promotional fares specifically prohibiting additional
                                 discounts do not apply

                             3.  Other discounts do not apply (senior discounts, vouchers, etc.)

                             4.  F-class excursion fares do not apply (FE14, etc.)

[****]                       [****]

Fare Basis Code:             Applicable to the published fare used.

IT Code:                     ITLPCTIPBA (must appear in tour code box)
                                    ---
Ticketing Agency:            Cheap Tickets, Inc.

ARC Number(s):               See Attachment D

Ticket Entries:              All published fare ticket entries are required, with the
                             exception of the following:

                             The discounted published fare should be omitted from the base, tax and total box of the passenger coupon if Customer uses all of or a portion of commission to discount the published fare.  The discounted published fare and applicable base, tax, total and commission amounts must be shown on all auditor's coupons.

PROGRAM SPECIFICS:
-----------------

Markets:                     Published America West and America West Express routings only.
                             Codeshare flights are not applicable.

Restrictions:                All published rules apply, unless otherwise stated above.

Page 8 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.


[****] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                 ATTACHMENT C -- AUTHORIZED TICKETING LOCATIONS
                 ----------------------------------------------

PROGRAM TITLE:  Cheap Tickets, Inc.
-------------
                1440 Kapiolani Boulevard, Suite 800
                Honolulu, Hawaii  96814

ARC NUMBERS OF AUTHORIZED TICKETING LOCATIONS UNDER THIS AGREEMENT:
------------------------------------------------------------------

     05508274
     05513266
     05521714
     05644236
     05685713
     05709745
     06644444
     12505964
     12518483
     12530954
     12601676
     12916120
     33514526
     33965750
     36975820
     50523911

Page 9 of 9                                               Consolidator Agreement
                                                             Cheap Tickets, Inc.